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Slide 1:
Investor Presentation
August 4, 2010

Slide 2:
Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Point of Care Rapid Diagnostic Tests
•	Five Year Revenue CAGR of 33%
•	2009 Total Revenues of $13.8MM - $309K Net Income v. $11.0MM Rev. - $1.9MM Net Loss in 2008
•	2010 Six Mos. YTD Revenues $6.5MM and $464K Net Income vs. $5.9MM and $(215K) in 2009
•	Revenues from FDA Approved Rapid HIV Tests Marketed in U.S. by Alere (formerly Inverness Medical) Increased 148% in 2009 to $5.2MM
•	22% in Six Months Ended 6/30/2010 to $2.5MM
•	$739K & $1.243MM YTD in License and R&D Revenues Related to Chembio’s Patented DPP® Technology

Slide 4:
Organization & Management Team

Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment: 101
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 5:
Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets

Two FDA-Approved  PMA’s
USDA-Approved Facility & Product Licenses
ISO Certified for Global Markets

Slide 6:
$7B Global Point-of-Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized Sites $591 (9%), etc (see PDF for more details).

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 7:
POCT Market Drivers

Reduce Patient Stays and Costs, Improve Patient Outcomes with Prompt & Early Diagnosis
–	Improve Therapeutic Intervention

–	Prevent Needless Admissions
–	Simplify Testing Procedures to Reduce Testing Costs

–	Avoid Delays from Central Lab Batching
–	Eliminate Need for Return Visit (s)

Slide 8:

Our Current LF and Planned DDP®Products Participate in Large & Growing U.S. POCT Market Segments

Market Segments &Annual Sales
Near Term Growth Rates for Selected Markets
(see PDF for More Details)

Source: Independent Market  Research Report

Slide 9:

2009 Revenue Composition
2009 – Total Revenue $13,834,248

LF-HIV, Int’l - $5,552,947 (40%), LF-HIV-U.S. - $5,240,000 (38%), Other - $960,016 (7%), R&D $1,339,859 (10%), DPP $619,530 (6%), Royalty Income $121,896 (1%).

Slide 10:
 2010 YTD Revenue Composition
UNAUDITED

LF-HIV, Int’l - $1,693,044 (26%), LF-HIV-U.S. - $2,450,000 (38%), Other - $401,917 (7%), R&D $1,243,328 (19%), License & Royalty Income $738,968 (11%).

Slide 11:

FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical
•	148% YTD Increase in 2009 -$5.3MM v. $2.1MM

–	Gains Based Upon Market Expansion and Increased Market Share
•	Competitive Features

–	CLIA Waived
–	Two Formats

–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability

–	Strong Marketing Partner

Slide 12:

Chembio’s Rapid HIV Tests
are Distributed Globally

•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa

•	Projected 2010 Intl. HIV Rev. Increase of 25% to $4.25MM

Slide 13:
PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patent Protection Pending Worldwide

Slide 14:

 DPP® HIV 1/2 Oral Fluid Assay
•	$60MM/6MM Unit US Market Growing ~15%/Year
•	International Studies Completed in 2009
•	US Clinical Trials Commenced Q1 2010
•	Anticipate PMA approval mid-2011
•	OTC Opportunity

Slide 15:
DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US – Estimate $30MM Market
•	Provides Better Indication Of Active Disease

•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing

• International Evaluation Ongoing • Anticipate 510(K) Clearance in Mid-2011

Developed in collaboration with the U.S. Centers for Disease Control

Slide 16:
In Development: DPP® INFLUENZA
Multiplex Flu A & B Test & 6 Strain Immunity Test

•	Large Established Market for Flu A&B tests
•	Chembio’s First Antigen Detection Test with DPP
•	Prototype Shows Improved Performance v. Established Tests
•	In Addition: $900,000 Contract signed Dec. 2009 with CDC for 6-band Multiplex Immune Status Test

Slide 17:
In Development: Hepatitis-C (HCV) & HIV/HCV Comb.
Oral Fluid
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed

–	25% Co-infection with HIV
–	Major Cause of Liver Disease

–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US

•	Chembio Participating in Pre-Clinical CDC Study with both prototypes – Expect Data in First Half 2010

Slide 18:
OEM Contracts with FIOCRUZ

•	Four Products Under OEM Agreements with Bio-Manguinhos, Brazil
–	Based on Successful $8MM Tech. Transfer Program completed 2004-2009

•	Anticipate Regulatory Approval in Brazil of Four Products in 2010
–	Potential Annual Revenues of ~$12MM 2010-2013

Slide 19:

OEM Products Overview
(See PDF Image for Details)

 Three Year, $3MM Phase II NIH Grant for Leptospirosis Awarded June 2009.  Several Other Grants Active and Additional Grant Applications Pending

Slide 20:
Chembio Branded Products Pipeline

(See PDF Image for Details)
Completion of HIV & Syphilis Clinical Studies to achieve 2011 Launch will require additional capital

Slide 21:
Our Target Markets

U.S. Market Estimates for Current and Future Chembio Rapid Tests
Market estimates based on sales value to end users
(e.g., health professionals or consumers)

See image in PDF

Slide 22:
Selected Comparative Historical Financial Results

	For the Years Ended
$(000s)	2009	2008	2007	2006
Total Revenues	$13,834	$11,050	$ 9,231	$ 6,503
Cost of sales	7,974	7,198	6,435	4,894
Gross Profit	5,860	3,852	2,796	1,609
	42.4%	34.9%	30.3%	24.7%
R&D Expense	2,884	2,605	1,907	1,402
SG&A Expense	2,659	3,317	3,765	4,787
Operating Income (Loss)	317	(2,071)	(2,876)	(4,580)
Other Inc. (Expense)	(8)	122	249	(415)
Net Income (Loss) - Stkhldrs	309	(1,949)	(2,627)	(4,995)
Pref. Stock Expenses	-	-	5,645	3,210
Net Loss	$ 309	$(1,949)	$(8,272)	$(8,205)
Net Income (Loss) - per Share	$ 0.00	$ (0.03)	$ (0.57)	$ (0.80)
Avg. No. Shares (Millions)	61.946	61.267	14.608	10.293
Working capital	$ 1,494	$ 1,664	$ 3,229	$ 5,113
Total assets	6,315	5,915	6,585	7,907
Total liabilities	3,227	3,338	2,322	2,297
Equity (Deficit)	3,088	2,577	4,263	(940)

Slide 23:

Selected Comparative Historical Financial Results
	For the three months ended (Unaudited)		For the six months ended (Unaudited)
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net product sales	$2,335,665	$3,051,385	$4,550,562	$5,320,801
License and royalty income	$717,472	$52,322	$738,968	$52,322
Research grant income	$696,305	$269,817	$1,243,328	$545,999
Total Revenues	$3,749,442	$3,373,524	$6,532,858	$5,919,122

Gross Profit	$2,094,966	$1,361,945	$3,401,340	$2,360,634

Research and development expenses	$791,596	$702,986	$1,592,354	$1,350,358
SG&A	$680,014	$542,449	$1,341,862	$1,218,262

Income (loss) from operations	$623,356	$116,510	$467,124	($207,986)
Net income (loss)	$621,917	$109,939	$464,591	($215,294)

Basic earnings (loss) per share	$0.01	$0.00	$0.01	($0.00)
Diluted earnings (loss) per share	$0.01	$0.00	$0.01	($0.00)
Weighted average number of shares outstanding, basic	62,070,736	61,944,901	62,028,450	61,944,901
Weighted average number of shares outstanding, diluted	70,614,048	74,814,205	71,340,820	61,944,901

Slide 24:
Selected Balance Sheet Data
	June 30, 2010	December 31, 2009
	(UNAUDITED)
CURRENT ASSETS:
Cash	$746,848	$1,068,235
Accounts receivable, net of allowances	1,817,284	1,776,327
Inventories	1,849,708	1,555,903
Other current assets	300,790	266,637
TOTAL CURRENT ASSETS	4,714,630	4,667,102

NET FIXED ASSETS	853,181	580,213
OTHER ASSETS
Deposits on manuf. equipment	52,824	338,375
License agreements and other assets	686,226	729,560
	$6,306,861	$6,315,250

TOTAL CURRENT LIABILITIES	$2,378,665	$3,173,132
TOTAL OTHER LIABILITIES	241,460	54,204
TOTAL LIABILITIES	2,620,125	3,227,336
TOTAL STOCKHOLDERS’ EQUITY	3,686,736	3,087,914
	$6,306,861	$6,315,250

Slide 25:
CEMI Selected Share Data

Ticker Symbol (OTCBB)	CEMI
Price 4/30/10	$0.260
52 Week High	$0.390
52 Week Low	$0.122
Outstanding Shares (MM)	62.0
Market Capitalization	$16.1
Fully Diluted (FD) Shares	70.6
Management Holding-FD	11.4
Average Volume (3 Mos)	61,769
Options and Warrants (MM)
Options (4.11MM held by mgmt. & board)	5.96
Warrants - Exp. Dates
10/6/2011	2.64
2/5/2012	0.07
Total Warrants	2.71
Total Options & Warrants	8.67

Slide 26:

www.chembio.com